EXHIBIT 99.1

NINTH AMENDMENT TO CREDIT AGREEMENT

This Ninth Amendment to Credit Agreement (this “Amendment”) is dated as of June 15, 2017 by and among Sturm, Ruger & Company, Inc. (the “Borrower”) and Bank of America, N.A. (the “Lender”).

WITNESSETH:

WHEREAS, the Borrower and the Lender have entered into that certain Credit Agreement dated as of December 14, 2007 (as amended, restated and/or modified, the “Credit Agreement”; capitalized terms defined in the Credit Agreement and not defined herein having the meanings specified in the Credit Agreement) pursuant to which the Lender has agreed, upon certain terms and conditions, to make loans and otherwise extend credit to the Borrower up to the maximum amount of $40,000,000;

WHEREAS, the Borrower has requested that the Termination Date be extended from June 15, 2017 to June 15, 2018;

WHEREAS, the Lender has agreed to so extend the Termination Date, subject to the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.      Amendment to the Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, Section 1.1 of the Credit Agreement is amended by amending and restating the definition of “Termination Date” contained therein in its entirety as follows:

“Termination Date” means June 15, 2018; provided that if such date is not a Banking Day, the Termination Date shall be the immediately preceding Banking Day.

SECTION 2.      Conditions of Effectiveness. This Amendment shall become effective when, and only when, the Lender shall have executed this Amendment and shall have received counterparts of this Amendment executed by the Borrower, except that Section 1 hereof shall become effective when, and only when, the Lender shall have additionally received all of the following, in form and substance satisfactory to the Lender:

(a)           Resolutions and Secretary’s Certificates of the Borrower; and

(b)           Payment of the Lender’s fees and expenses (including reasonable fees and expenses of counsel to the extent invoiced) in connection with this Amendment.

SECTION 3.      Representations and Warranties of the Borrower. The Borrower represents and warrants that, after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the Facility Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date. The Borrower represents and warrants that, after giving effect to this Amendment, no event has occurred and is continuing, which constitutes an Event of Default under the Credit Agreement, or any of the other Facility Documents, or would constitute an Event of Default under the Credit Agreement or any of the other Facility Documents, but for the giving of notice or the passage of time, or both, and the execution, delivery and performance of this Amendment shall not cause or constitute any such default or Event of Default under the Credit Agreement or any of the other Facility Documents, as amended hereby.

SECTION 4.      References to and Effect on the Facility Documents.

(a)           Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this agreement,” “hereunder,” “hereof,” “herein” or words of like import and each reference in the other Facility Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except as specifically amended herein, the Credit Agreement and all other Facility Documents remain in full force and effect and are hereby ratified and confirmed.

(b)           The execution, delivery and effectiveness of this Amendment shall not, and shall not be deemed to (i) operate as a waiver of any right, power or remedy of the Lender under the Credit Agreement or any Facility Document, (ii) establish any course of dealing or custom, or (iii) prejudice any rights which the Lender now has or may have in the future under or in connection with the Credit Agreement, the other Facility Documents or any other documents referred to therein or executed in connection therewith. All terms and conditions of the Credit Agreement and the other Facility Documents (as defined therein) shall remain unchanged and in full force and effect, except as and to the extent set forth herein.

SECTION 5.      Acknowledgment of Outstanding Loans. The Borrower hereby acknowledges, certifies and agrees that the obligations of the Borrower to repay the Loans (with interest and all other sums which may become due under the Credit Agreement and the other Facility Documents) to the Lender and the obligations of the Borrower to perform or otherwise satisfy their other obligations under the Credit Agreement and the other Facility Documents: (a) each remain and shall continue in full force and effect, both before and after giving effect to this Amendment, (b) are not subject to any defense, counterclaim, setoff, right of recoupment, abatement, reduction or other claim or determination, and (c) are and shall continue to be governed by the terms and provisions of the Credit Agreement and the other Facility Documents as supplemented, modified and amended by this Amendment.

SECTION 6.      No-Offset. The Borrower hereby acknowledges and agrees that it has no defense, offset, recoupment or counterclaim with respect to the indebtedness evidenced by the Credit Agreement, or any other Facility Document (as the same may be amended hereby) and hereby releases the Lender from any and all liability arising directly or indirectly with respect to the foregoing documents, the debt evidenced or governed thereby and any and all actions taken by the Lender with respect to the transactions contemplated therein.

2

SECTION 7.      Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Lender in connection with the preparation, execution and delivery of this Amendment, and any other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto and with respect to advising the Lender as to its rights and responsibilities hereunder and thereunder. The Borrower further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, and any other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section. In addition, the Borrower agrees to pay on demand any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment, and any other instruments and documents to be delivered hereunder, and agree to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

SECTION 8.      Execution in Counterparts; Facsimile Signatures. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together as a whole shall constitute but one and the same instrument. Each party may rely upon a facsimile or electronic signature of each other party hereto as if it were an original.

SECTION 9.      Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Connecticut.

[Signature page to follow]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized signatories, as of the date first above written.

BANK OF AMERICA, N.A.

/S/ CHRISTOPHER T. PHELAN
BY:	Christopher T. Phelan
ITS:	Senior Vice President

STURM, RUGER & COMPANY, INC.

By:	/S/ THOMAS A. DINEEN
Name:	Thomas A. Dineen
Title:	Vice President, Treasurer and
Chief Financial Officer

4